Alternative Strategies Fund

Supplement dated October 19, 2017 to the Prospectus

dated October 1, 2017

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Effective immediately, the “Securities Offered” section on the cover page of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Securities Offered. The Fund engages in a continuous offering of three classes of shares of the Fund: Class A, Class C and Class I shares. The Fund has registered 5,000,000 shares and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its distributor, under the terms of this prospectus, 5,000,000 shares of beneficial interest less the amount of shares sold to date, at net asset value plus the applicable sales load. As of September 15, 2017, the Fund's net asset value per share was $7.80, $7.63 and $7.79 for Class A shares, Class C shares and Class I shares. The maximum sales load imposed on purchases is 4.25% of the amount invested for Class A shares and Class C and Class I shares are not subject to sales charges. The minimum initial investment by a shareholder for Class A shares is $5,000, Class C shares is $2,500 and for Class I is $1,000,000. Subsequent investments may be made with at least $100 under the Fund's automatic investment program. Subsequent investment not made pursuant to the automatic investment program must be made with at least $1,000. The Fund is offering to sell its shares, on a continual basis, through its distributor. The distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to sell the shares. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. During the continuous offering, shares will be sold at the net asset value of the Fund next determined plus the applicable sales load. See "Plan of Distribution." The Fund's continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the Fund has sold shares in an amount equal to approximately $5 billion.

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This Supplement, and the existing Prospectus and Statement of Additional Information each dated October 1, 2017 provides relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-877-803-6583.